UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): June 1, 2018

Houston Wire & Cable Company
(Exact Name of Registrant as Specified in Charter)

Delaware	000-52046	36-4151663
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10201 North Loop East, Houston, Texas 77029
(Address of Principal Executive Offices) (Zip Code)

(713) 609-2100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Robert Reymond to Board of Directors

In accordance with his previously reported intention, on May 8, 2018 Mark A. Ruelle ceased to be a director of Houston Wire & Cable Company (the “Company”) upon expiration of his then current term.  On June 1, 2018, upon the recommendation of the Nominating and Corporate Governance Committee of the Board of Directors (the “Board”) of the Company, the Board elected Robert Reymond as a new director to fill the vacancy created by Mr. Ruelle’s departure and to serve until the Company’s 2018 annual meeting of stockholders.  Mr. Reymond will be a member of the Audit Committee of the Board.

In accordance with the Company’s compensation policy for non-employee directors, on June 1, 2018, the Company granted to Mr. Reymond restricted stock units under the Company’s 2017 Stock Plan having a fair market value of $55,000, based on the price of the Company’s common stock as reported on The Nasdaq Global Market on the date of grant.  The restricted stock units will vest on the date of the Company’s 2019 annual meeting of stockholders.  The Company and Mr. Reymond also will enter into the Company’s standard Indemnification Agreement for directors.

Mr. Reymond, age 52, is currently the President of the Oil, Gas and Chemical Division and a member of the board of directors of Burns & McDonnell, a privately held full-service engineering, architecture, construction, environmental and consulting solutions firm, a role he has held since 2015.  Prior to his current role, Mr. Reymond was the Senior Vice President and Manager of the Projects, Process & Industrial Division of Burns & McDonnell from 2012 to 2014.  Prior to 2012, Mr. Reymond held various management level roles since joining Burns & McDonnell in 2002.  Mr. Reymond is a United States Navy veteran.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits

EXHIBIT INDEX

                         Exhibit

                        Number           Description

 99.1                Press release dated June 4, 2018, announcing the election of Robert Reymond to the Board of Directors of Houston Wire & Cable Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Houston Wire & Cable Company

Date: June 4, 2018	By:	/s/ Christopher M. Micklas
Christopher M. Micklas
Vice President & CFO